                                                                    Exhibit 4.1


NUMBER                              [LOGO]                               SHARES

WCN                         WASTE CONNECTIONS INC.

THIS CERTIFICATE IS     INCORPORATED UNDER THE LAWS     SEE REVERSE FOR CERTAIN
TRANSFERABLE IN          OF THE STATE OF DELAWARE       DEFINITIONS AND A
BOSTON, MA OR                                           STATEMENT AS TO RIGHTS,
NEW YORK, NY                                            PREFERENCES, PRIVILEGES
                                                        AND RESTRICTIONS, IF ANY



This Certifies that                                           CUSIP 941053 10 0

                                    SPECIMEN

is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

                            WASTE CONNECTIONS, INC.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
                     Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:



     [SIG]                        [SEAL]                      [SIG]

CHIEF FINANCIAL OFFICER                                   PRESIDENT AND
AND ASSISTANT SECRETARY                             CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   BankBoston, N.A.
     TRANSFER AGENT AND REGISTRAR

BY:  [SIG]
     AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT --
TEN ENT -- as tenants by the entireties          ___________Custodian__________
JT TEN  -- as joint tenants with right             (Cust)              (Minor)
           of survivorship and not as            under Uniform Gifts to Minors
           tenants in common                     Act __________________________
                                                               (State)

                                                 UNIF TRF MIN ACT --
                                                 ___________Custodian (until
                                                 age _________)
                                                 ________under Uniform Transfers
                                                 (Minor)
                                                 to Minors Act _________________
                                                                    (State)

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[____________________________________]


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

                                       X________________________________________

                                       X________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.